INVESTOR PRESENTATION q1 2020 Exhibit 99.1

This presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “targets,” “guidance,” “expects,” “intends,” “may,” “ongoing,” “plans,” “potential,” “predicts,” “prospects,” “projects,” “should,” “will,” “would,” or similar expressions intended to identify statements about the future and the negatives of those terms, although not all forward-looking statements contain these identifying words.  These statements are based on management’s current beliefs and expectations.  These statements, including, but not limited to, statements regarding clinical utility tests, regulatory action, third-party payer reimbursement, and demand for our test, are subject to substantial known and unknown risks, certainties, and other factors that could cause actual results to differ materially from those suggested or implied by these forward-looking statements.  These factors include, but are not limited to, the following: regulatory action with respect to our Pigmented Lesion Assay and adhesive biopsy (together, the “Test”); the commercial launch and future sales of the Test or any other of our future products or tests; our ability to achieve favorable pricing for the Test; third-party payor reimbursement for the Test; the accuracy of our estimates regarding anticipated capital requirements and our needs for additional financing; market size and market adoption of the Test by dermatologists; the timing, cost and other aspects of the commercial launch of the Test; the timing and cost of clinical utility tests for the Test, including whether such tests will be conducted at all; our ability to develop and commercialize additional tests and products; and our ability to enter into necessary transactions for licensing, acquisitions and strategic operations, as applicable.  DermTech may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on DermTech’s forward-looking statements.   The risks and uncertainties that may cause actual results to differ materially from DermTech’s current expectations are more fully described in DermTech’s reports filed with the Securities and Exchange Commission (the “SEC”).  You may obtain these reports for free by visiting EDGAR on the SEC website at www.sec.gov.  DermTech assumes no obligation to update any forward-looking statements after the date of this presentation or to conform any forward-looking statements to actual results, and has no intention of doing so except to the extent required by applicable law.  You should, therefore, not rely on the forward-looking statements in this presentation as representing DermTech’s views as of any date subsequent to the date of this presentation. Disclaimer

DermTech, Inc. (NASDAQ: DMTK) is a leader in precision dermatology enabled by a non-invasive skin genomics platform. DERMTECH Mission: To bring precision to the practice of dermatology through non-invasive genomic assessment of the skin. We address very large market opportunities in skin cancer and inflammatory disease We operate a CLIA licensed and CAP certified commercial laboratory in San Diego, CA that is licensed in all 50 states We are commercial stage and currently offer the Pigmented Lesion Assay (PLA) for early melanoma detection We are commencing scale up around our recent Medicare coverage policy and new CPT Code (0089U) with favorable reimbursement

4

DERMTECH: DEFINING A NEW CATEGORY & PARADIGM SHIFT

A Better Diagnostic Solution for Dermatology

Current Practice: More Art Than Science



Subjective Visual Assessment



Surgical Biopsy



Subjective Histopathology

SUBJECTIVE	LOW ACCURACY
INVASIVE	HIGH COST

The Future: Non-invasive Skin Genomics



Adhesive Patch Sample Collection



Genomic Analysis CLIA/CAP Commercial Lab



Physician Report (within 72 hrs.)

OBJECTIVE	HIGH ACCURACY
NON-INVASIVE	LOW COST

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED. DermTech

CAP: College of American Pathologists; CLIA: Clinical Laboratory Improvement Amendments.

Genomic Innovations Are Less Invasive, More accurate, and less expensive CANCER COMPANY OLD STANDARD OF CARE NEW-GEN DIAGNOSTIC Breast Colorectal Thyroid Heart Lung Skin

6

LEADERSHIP TEAM



John Dobak, MD
Chief Executive Officer

- Founder & Chairman, 10xBio (aesthetic medicine drugs)
- Chairman, Pantherics (anti-inflammatory drugs)
- MD, UCSD, Bachelors, UCLA



Todd Wood
Chief Commercial Officer

- Allergan, VP US Sales, Dermatology, Ophthalmology, Aesthetics



Daniel Visage, MBA
Sr. VP, Payer Access

- Progenity, VP Payer Access
- OPKO/BRL, VP Managed Markets
- LabCorp
- Florida Blue, Kaiser, Carecentrix



Claudia Ibarra
Chief Operating Officer

- Exagen, Sr. VP Lab Operations
- Genoptix, Director Lab Operations



Kevin Sun, MS, MBA
Chief Financial Officer

- Dexcom, VP Finance, Corporate Controller and Treasury, Interim CFO
- Biosite, FP&A, SEC Reporting, SOX Compliance
- MBA, MS, Kelley School of Business at Indiana University



Zuxu Yao, PhD
Chief Scientific Officer

- Senior roles at Nexogen, Advance, Celula, Nanogen
- Post-doctoral, UCSD
- PhD, Memorial University of Newfoundland



Burkhard Jansen, MD
Chief Medical Officer

- Dermatologist
- FDA Consultant
- Post-doctoral, University of Minnesota; MD, University of Graz

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

7

BOARD OF DIRECTORS

Matt Posard
Chairman

Former Head of Global Sales and General Management Illumina, Biosite, Genprobe

Cynthia Collins
Board Member

CEO Editas Medicine, Clariant, Human Longevity, GE Healthcare

Enrico Picozza
Board Member

Partner HLM, Applied Biosystems, RubiconMD, Spinal Kinetics

Herm Rosenman
Board Member

CFO-Natera, Genprobe; BOD member of Vivus, Natera, Oxford Immunotech

Scott Pancoast
Board Member

President and Chief Executive Officer of Zylo, Lpath Inc.; Partner Western States Investments

Gary Jacobs
Board Member

Board member since June 2006; Senior Executive Qualcomm; active life science investor

Gene Salkind
Board Member

Practicing Neurosurgeon; Professorships at University of Pennsylvania Medical School and Albert Einstein Medical Center; life science investor and board member

John Dobak, MD
Board Member

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED. DermTech

COPYRIGHT © 2019 DERMTECH. ALL RIGHTS RESERVED.

8

A SNAPSHOT OF THE SKIN CANCER MARKET

Skin Cancer

Melanoma, Basal Cell, and Squamous Cell Carcinoma

More people are diagnosed with skin cancer than all other cancers combined and **1 in 5 Americans** will develop skin cancer by the age of 70

Annual cost of treatment is estimated to be $8.1 billion, $4.8 billion for non-melanoma and $3.3 billion for melanoma

~4.5 million cases of basal cell and squamous cell diagnosed per year in the US, with **~20,000 deaths**

~180,000 new cases of melanoma were reported in 2018, **with ~10,000 deaths**

Source: Cancer Facts & Figures 2018. American Cancer Society.

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

9

SIGNIFICANT MARKET OPPORTUNITY WITHIN DERMATOLOGIC CANCER


Annual Skin Cancer Diagnosis and Procedures, 2018
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
180,000
4,000,000
4,500,000
11,000,000
Melanoma
Basal & Squamous Cell
Diagnoses
Surgical Procedures

~4.0 Million Melanoma Biopsies + **~11 Million** Nonmelanoma Biopsies = **15+ Million** **Total** Biopsies

~15+ Million Total Biopsies X **$400*** Average Reimbursement = **$6+ Billion** US Market Only

*Blended estimated average sales price for melanoma and non-melanoma skin cancer

US melanoma diagnoses increased 53% from 2008 to 2018

US non-melanoma skin cancer diagnoses increased 77% from 1994 to 2014

Source: IQVIA Skin Cancer Claims and Procedures Study, Top Decile Dermatology Providers

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

10

SIGNIFICANT OPPORTUNITY IN MEDICARE FOR MELANOMA EARLY DETECTION



FUTURE Local Coverage Determination for MolDX: Pigmented Lesion Assay (L38051)

Future Effective

LCD ID
L38051

LCD Title
MolDX: Pigmented Lesion Assay

Proposed LCD in Comment Period
N/A

Source Proposed LCD
DL38051 (/medicare-coverage-database/details/lcd-details.aspx?LCDId=38050&ver=&articleId=57868&CntrctrType=13&bc=AQAAAgABAAAA&)

AMA CPT / ADA CDT / AHA NUBC Copyright Statement
CPT codes, descriptions and other data only are copyright 2019 American Medical Association. All Rights Reserved. Applicable FARS/HHSARS apply.

Current Dental Terminology © 2019 American Dental Association. All rights reserved.

Copyright © 2019, the American Hospital Association, Chicago, Illinois. Reproduced with permission. No portion of the AHA copyrighted materials contained within this publication may be copied without the express written consent of the AHA. AHA copyrighted materials including the UB-04 codes and descriptions may not be removed, copied, or utilized within any software, product, service, solution or derivative work without the written consent of the AHA. If an entity wishes to utilize any AHA materials, please contact the AHA at 312-893-6816. Making copies or utilizing the content of the UB-04 Manual, including the codes and/or descriptions, for internal purposes, resale and/or to be used in any product or publication; creating any modified or derivative work of the UB-04 Manual and/or codes and descriptions; and/or making any commercial use of UB-04 Manual or any portion thereof, including the codes and/or descriptions, is only authorized with an express license from the American Hospital Association. To license the electronic data file of UB-04 Data Specifications, contact Tim Carlson at (312) 893-6816 or Laryssa Marshall at (312) 893-6814. You may also contact us at ub04@healthforum.com.

performed on or after 02/10/2020

Revision Effective Date
N/A

Revision Ending Date
N/A

Retirement Date
N/A

Notice Period Start Date
12/26/2019

Notice Period End Date
02/09/2020

CMS National Coverage Policy

Title XVIII of the Social Security Act, §1862(a)(1)(A). Allows coverage and payment for only those services that are considered to be reasonable and necessary.

42 Code of Federal Regulations (CFR) 410.32(a). Diagnostic x-ray tests, diagnostic laboratory tests, and other diagnostic tests: Conditions.



Medicare Market Opportunity1,2
4,000,000
3,000,000
2,000,000
1,000,000
0
Total Melanoma Population
~50% Medicare Population
Melanoma Dx
Surgical Dx Procedures

~2.0 Million Total Biopsies[2] × **$760** Reimbursement[3] = **~$1.52 Billion**

Medicare patients ideal population for non-invasive approach

- ✓ Poorer wound healing[4]
- ✓ Anticoagulated[4]
- ✓ Greater infection risk[4]

DermTech received final LCD

1. Guy GP, et al. *MMWR*, 2015; 64:591
2. Anderson A, et al., *JAMA Dermatology*, 2018, 154(5):569
3. 2020 Clinical Laboratory Fee Schedule: https://www.cms.gov/medicaremedicare-fee-service-paymentclinicallabfeeschedclinical-laboratory-fee-schedule-files/20clabq1
4. Gould LJ et al., RIMED, 2016; February Webpage, 34

LCD: Local Coverage Determination

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

Early Detection of Melanoma Is Critical to Patient Survival When Diagnosed at the Local Stage 98% When Diagnosed at the Regional Stage 64% When Diagnosed at the Distant Stage 23% 1. Cancer Facts & Figures 2018. American Cancer Society. 2. Hanke CW, Carcinoma and Keratoses, 1:2 2019 Not Skin Cancer Skin Cancer Not Skin Cancer Skin Cancer 5-Year Relative Survival Rate1 Early Detection Visually Is Extremely Difficult Unmet Need: Melanoma’s Challenging Diagnostic Pathway Only 1% to 2% of lesion tissue is sampled during dermatopathology2

12

UNMET NEED: MELANOMA'S CHALLENGING DIAGNOSTIC PATHWAY (CONT'D)

Diagnostic Inaccuracy and Unnecessary Surgery

Subjective Clinical Visual Assessment

Leads to ~25 surgical biopsies performed per melanoma found[1]

Subjective Pathology Assessment

Leads to 58% early stage melanomas diagnostic misinterpretation[2]

Leads to high proportion (>20%) unnecessary wide excisions[3]

Most Biopsies Are NOT Melanoma

~4.0 million biopsies annually to identify 180k cases [1]


Severe Atypia
Jan. 2012
Severe Atypia
Jan. 2013
Dysplastic Benign
July 2013
Dysplastic Benign
July 2013
Dysplastic Benign

1. Anderson A, et al., *JAMA Dermatology*, 2018; doi:10.1001/jamadermatol.2018.0212
2. Elmore JG, et al. *BMJ*. 2017;357:j2813.
3. Strazzula L, et al. Journal of the American Academy of Dermatology, 2014; 71:1071-6

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Genomic Material Purified from Patch Enhanced Early Melanoma Detection: Non-invasive Gene Expression Test 1 Dermtech’s pigmented lesion assay (pla) Non-invasive adhesive patch collection Avoids unnecessary surgery Improved patient care Highly accurate Low probability of missed melanoma (<1%) 100% of lesion sampled Uses the precision of genomics Earliest detection Detects genomic drivers of cancer Genomic changes can precede visual changes 1. Gerami P, et al., JAAD 2017, 76:114

DermTech’s PLA Performance Metrics Performance Metric Biopsy & Histology PLA Test Improvement Probability Of Missed Melanoma1 17% 1% 17x Biopsies Per Melanoma2 25 2.7 10x Wide Excisions Per Melanoma2,3 5.2 1.6 3x Cost Per Lesion Tested4 ~$1,000 $760 -$240 Fewer biopsies while missing fewer melanomas A long term follow-up confirms the high NPV and high utility of the PLA in helping guide the management of pigmented lesions5 91% sensitivity2 >99% negative predictive value (NPV) VS 83% NPV OF CURRENT pathway1,2 HIGHLY VALIDATED WITH PR VEN CLINICAL UTILITY Clinicians follow the guidance of the test in over 98% of cases2,5 Enhance early detection of melanoma by identifying lesions with genomic atypia Validated in 14 peer reviewed publications Elmore JG, et al. BMJ. 2017; 357:j2813 & Malvehy J, et al. BJD, 2014; 177:1099-1107 Ferris L, et al. JAMA Dermatol, 2018; 154(10):1229-1230 & Gerami P, et al., JAAD 2017, 76:114-120e Strazzula L, et al. JAAD, 2014; 71:1071-6 & Ferris L, et al. Melanoma Research, 2018 1:DOI10.1097 Hornberger J and Siegel D. JAMA Dermatol, 2018 154(9):1-8 Ferris L, et al. DOJ, 2019, 25(5)1-8

Benefits Across the Value Chain PAYERS Fewer surgical costs and surveillance costs Earlier detection and avoidance of missed melanoma avoids costlier later-stage diagnosis Cost reduction over current standard of care for biopsy and histopathology PHYSICIANS Enhances early detection, lowers probability of missed melanoma Opportunity to enhance practice visibility Improved patient satisfaction by avoiding surgery and scarring  Improved patient flow and throughput PATIENTS Less painful and less invasive than surgical biopsy Feels like removing scotch tape No risk of scarring Fewer “inconclusive” results, which leads to fewer wide excisions

PLA Test: Significant Clinical Validation MILESTONE STATUS SAMPLE SIZE Analytical Validation ✔ Complete 125 Clinical Validation – pathology ✔ Complete 555 Clinical Validation – mutation ✔ Complete 626 Clinical Utility ✔ Complete 45 Derms Real-World Utility ✔ Complete 381 1-Year Follow-up ✔ Complete 734 Real-World Utility Registry Ongoing 3418 Adhesive Biopsy Validation ✔ Complete N/A Health Economic ✔ Complete 326 CPT Codes ✔ Complete N/A CPT: Current Procedural Terminology; N/A: not applicable. Publications available at www.dermtech.com

RNA=ribonucleic acid. Patent Protection Broad methods covering RNA analysis of adhesive patch collected skin: 7,183,057 Method of detection of biological factors in epidermis: 6,720,145 Broad claims for melanoma gene classifier: 9,057,109 Broad claims for melanoma gene classifier: 10,407,729 Issued US patents provide broad protection for melanoma product through 2034 Multiple European countries, Canada, Japan, and Australia Patents issued in select worldwide countries Low quantity, poor quality sample material Custom automation Trade secrets and technical know-how

18

CANCER DETECTION BREAKTHROUGH CASE STUDY



Background

- 28-year-old female
- Family history of melanoma
- Complained of bug bite
- Refused surgical biopsy

DermTech Results

- PLA test was positive
- Histopathology revealed 0.5-mm melanoma
- Curative wide excision performed
- Case study published in *JAMA Dermatology*[1]


JAMA Dermatology

1. Childs MV. JAMA Dermatol, 2018, 154(2):223

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

COMMERCIAL ACTIVITIES

Commercial Lab Operations CLIA-licensed laboratory in all 50 states CAP certified ~9000-square-foot commercial lab space Current capacity 50,000 tests per year Adding automation to increase to 100k+/year Expansion preparation to 500k/year PLA assay turnaround time is ~72 hours

Commercial Growth Strategy 1 Establish broad payer coverage Leverage new Medicare coverage to Medicare Advantage plans and commercial payers 2 Create consistent core clinician message and position to accelerate impact Improved and tested professional campaign Actively educate and engage the patient New digital consumer campaign in development 4 Expand sales force to up to ~50 reps in 12-24 months Optimize call reach and frequency Drive target performance 175-200 samples/month/rep 3 Historical “good” sales rep 5

PLA Test Dermatopathology VS Samples the entire lesion Provides additional objective genomic information Measures malignant changes that cannot be seen visually Samples less than 1-2% of a potentially partial surgical biopsy Relies on subjective visual criteria Morphologic changes must be present and in the field of observation 01 02 03 Establish CORE Clinician positioning and messaging

Mobilize the Patient Actively Educate and Mobilize the Patient Voice Engage patients to amplify our story

CMS: Centers for Medicare & Medicaid Services CPT: Current Procedural Terminology Establishing 2019 to 2021 Expansion Roadmap 2019 Expansion 2020-to-2021 Expansion Roadmap Creating territory valuation model based on key procedure and practice inputs Medicare and Commercial CPT codes (weight CMS) Diagnosis data: Skin cancer diagnostic procedure volume Optimize sales force size based on model Achieve ~80% minimum coverage of target accounts Evaluate primary care partners 16 reps added for total of 23 Current Territories Prioritized for Medicare Procedure Volume

Source: Market Profile of US Dermatologists, Cegedim 2015. The Dermatology Call-Point Favors Adoption HIGHLY FRAGMENTED HIGHLY DEPENDENT ON GOVERNMENT PAYERS EXCEEDINGLY BUSY OPEN TO MEETING SALES REPRESENTATIVES

PIPELINE

27

DERMTECH PRODUCT PIPELINE

Product	Test Purpose	Assay Type	Gene Targets	Stage
Pigmented Lesion Assay (PLA)	Melanoma R/O	PCR	LINC, PRAME	Market, 2017
Nevome PLA	Next Gen Melanoma R/O	Mut/PCR	LINC, PRAME, TERT	Market, Q1 2020
Luminate	Non-melanoma Skin Cancer Risk	Mut	Not Disclosed	Development
Carcinome	Basal & Squamous Cell R/O	PCR	Not Disclosed	Development
ResponseAD	Atopic Dermatitis Tx Response	PCR	Th2	Development

Same Sample Collection Method for All Products

Leverage Laboratory and Genomics Analysis Capabilities

LINC: Long Intergenic Non-protein Coding RNA 518; PCR: Polymerase Chain Reaction; Mut: Mutation; PRAME: Preferentially Expressed Antigen in Melanoma; R/O: Rule Out; Tx: Treatment; TERT: Telomerase Reverse Transcriptase

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

DermTech

Research Partners Strong Collaborations With Big Pharma ~$9.5 million in research programs booked to date Robust pipeline of opportunities and pending contracts Independent performance development Expansion to late-stage trials (phase ll, lll) Indication* Pilot Phase 1 Phase 2 Phase 3 Pemphigus Vulgaris Hidradenitis Suppurativa Psoriasis Mantle Cell Lymphoma Follicular Lymphoma Lupus Vitiligo Atopic Dermatitis Chronic Spontaneous Urticaria Indications With Partners and Stage of Program

Financial Highlights

Source: DermTech, Inc., Capital IQ, Bloomberg. Medicare Coverage A Significant Milestone for Test Unit and Revenue Growth DermTech Quarterly Billable Sample Volume, 2019 Company Test CMS Approval Pre-Approval Revenue (MM) Year 1 Revenue (MM) Year 1 Gross Margin Year 1 Opex % Rev Exact Sciences Cologuard 10/9/2014 $1.8 $39.4 38% 441% Veracyte Afirma 1/9/2012 $2.7 $11.6 35% 198% Genomic Health OncotypeDX 1/13/2006 $5.2 $29.2 66% 172% Q4 2019 Milestones Medicare Final 23 Sales Reps

Financial Strategy Longer-Term Initiatives (2022 and beyond) Near-Term Initiatives (2020 and 2021) Increase proportion of Medicare in payer mix Leverage Medicare pricing for commercial payer negotiations Optimize gross margin opportunities via automation and expansion location Prioritize and accelerate new product development Expand clinical partnerships with Pharma Expand reach into primary care physicians, potentially through distribution partnerships Increase patient and consumer marketing channels Expand to markets outside of the US

DermTech Summary Unique non-invasive skin genomics platform with virgin call point in dermatology Creates new category and paradigm shift in dermatology Multiple large market opportunities leveraging the same sample collection platform and sales and clinical laboratory infrastructure Commercial stage with expanding sales effort across the US Recent favorable Medicare final coverage policy for first product for early melanoma detection Products offer better care at a lower cost for payers